UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                     __________________________________

                                  FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

                     __________________________________


                               DATE OF REPORT

               (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 1997


                               NATURADE, INC.

             (Exact Name of Registrant as Specified in Charter)


        DELAWARE
      (State or Other            33-7106-A             23-2442709
      Jurisdiction of           (Commission          (IRS Employer
      Incorporation)            File Number)       Identification No.)



                          7110 EAST JACKSON STREET

                         PARAMOUNT, CALIFORNIA 90723

                  (Address of Principal Executive Offices)


                       REGISTRANT'S TELEPHONE NUMBER,
                    INCLUDING AREA CODE:  (562) 531-8120












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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On June 3, 1997, the registrant consummated the acquisition of certain trademarks, software, and formulas (collectively, the "Assets") previously held by the Chapter 7 bankruptcy estate of Performance Nutrition, Inc. ("PNI"). The registrant acquired the Assets from DLS Financial Services, Inc. ("DLS"), a wholly owned subsidiary of Dallas Gold & Silver Exchange, Inc., a shareholder of the registrant. DLS purchased the Assets at a public auction conducted by the bankruptcy trustee of PNI. The consideration paid by the registrant to DLS in connection with the above-described transaction consisted of 500,000 restricted shares of the registrant's common stock, which was determined by arms' length bargaining.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          Due to the Chapter 7 bankruptcy of PNI and matters relating thereto, the registrant is unable to provide any financial statements which may be required by this item.

     (b)  Pro Forma Financial Information.

          Due to the Chapter 7 bankruptcy of PNI and matters relating thereto, the registrant is unable to provide any financial statements which may be required by this item.

     (c)  Exhibits.

EXHIBIT 10 - General Assignment by DLS Financial Services, Inc., in favor of the registrant

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATURADE, INC.


                              By:   /s/ Allan Schulman
                                    ------------------
                                    Allan Schulman,
                                    Chief Executive Officer

Dated: June 17, 1997









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                               INDEX TO EXHIBITS

                                                              Sequentially
                                                               Numbered
Exhibit Number     Description of Exhibit                        Page
--------------     ----------------------                        ----

     10            General Assignment by DLS Financial
                   Services, Inc., in favor of the registrant.      4
















































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                                                                 EXHIBIT 10
                             GENERAL ASSIGNMENT


            BE IT KNOWN, for Five Hundred Thousand shares (500,000) of newly issued common stock of Naturade Inc., (NRDC) the undersigned DLS Financial Services Inc., (or designees) of Dallas, Texas hereby unconditionally and irrevocably assigns and transfers unto Naturade Inc. of Paramount, California all right, title and interest in and to the following intangible assets:

            Trademark names "Plex," "Kid's Plex Jr.," "Performance," "Performance GH," "Performance Gain," "Performance Nutrition Inc."; the PNI Customer List located on a computer server including all software; all formulas used to produce the above trademarked product, the Corporate Name "Performance Nutrition Inc."

            The undersigned fully warrants that it has full rights and authority to enter into this assignment and that the rights and benefits assigned hereunder are being transferred with the same interest as received by DLS Financial Services Inc., in connection with the purchase of the assets of Performance Nutrition Inc., from the United States Bankruptcy Court, Northern District of Texas, Case Number 397-30566- HCA-11. Buyer acknowledges that Seller may only sell, assign and transfer those rights, title and interest awarded by the Court. It is provided, however, that Seller disclaims any implied warranty of condition, merchantability or fitness for a particular purpose. Said intangible assets are being sold in their present condition "as is" and "where is."

            The assignment shall be binding upon and inure to the benefit of the parties, and their successors and assigns.

            Signed this 23rd day of April, 1997




/s/ Dr. L.S. Smith                          /s/ Allan Schulman
------------------                          ------------------
DLS Financial Services, Inc.                  Naturade, Inc.

















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